UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2026

Clearway Energy, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-36002	46-1777204
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Carnegie Center, Suite 300, Princeton, New Jersey 08540

(Address of principal executive offices, including zip code)

(609) 608-1525

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class C Common Stock, par value $0.01	CWEN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On April 29, 2026, at the Annual Meeting of Stockholders (the “Annual Meeting”) of Clearway Energy, Inc. (the “Company”), the stockholders of the Company approved, among other things, an amendment and restatement of the Certificate of Incorporation of the Company (the “Amended Charter”). Following receipt of stockholder approval at the Annual Meeting, on April 29, 2026, the Amended Charter was filed with the Secretary of State of the State of Delaware (the “Delaware Secretary of State”) and became effective. Pursuant to the Amended Charter, each share of the Company’s Class A common stock, par value $0.01 per share (the “Class A common stock”), converted (the “Class A Conversion”) into one share of the Company’s Class C common stock, par value $0.01 per share (the “Class C common stock”), effective as of 12:01 a.m., Eastern Time, on May 1, 2026 (the “Class A Conversion Time”). As a result of the Class A Conversion, the Company no longer has any Class A common stock.

Voting Trust Agreement

In connection with the Class A Conversion, on April 29, 2026, Clearway Energy Group LLC (“CEG”), the owner of all of the Company’s outstanding shares of Class B common stock, par value $0.01 per share (the “Class B common stock”), and Class D common stock, par value $0.01 per share (the “Class D common stock”), entered into a Voting Trust Agreement (the “Voting Trust Agreement”) with Wilmington Trust, National Association, as the voting trustee thereunder (the “Voting Trustee”), pursuant to which CEG, at the Class A Conversion Time, deposited into a voting trust (the “Voting Trust”) 41,678,637 shares of Class B common stock (the “Voting Trust Shares”). The calculation of the number of Voting Trust Shares initially deposited into the Voting Trust was intended to cause the total relative voting power that CEG held in the Company as of immediately following the Class A Conversion to equal the total relative voting power that CEG held in the Company as of immediately prior to the Class A Conversion.

Proportionate Voting

Under the Voting Trust Agreement, on any matter presented to the Company’s stockholders for a vote, including the election or removal of directors and any corporate action (including certain proposed change of control transactions of the Company), the Voting Trustee will be required to vote the Voting Trust Shares in the same proportion as the votes cast by all stockholders of the Company (including CEG with respect to any shares not held in the Voting Trust). For any matter subject to a vote of the holders of the same class or series of securities as any Voting Trust Shares (voting separately as a class and not together with one or more other classes or series of voting securities of the Company), the Voting Trustee will be required to vote the Voting Trust Shares corresponding to such class or series in accordance with the written direction of CEG.

Dividends and Distributions

Upon the declaration by the Company of any dividend or distribution with respect to any Voting Trust Shares, the Voting Trustee will instruct the Company to cause such dividend or distribution to be paid or delivered directly to CEG as if CEG itself held the Voting Trust Shares; provided, that any dividend or distribution paid in the form of voting securities of the Company will be retained by the Voting Trustee in the Voting Trust and will be subject to all of the terms and conditions of the Voting Trust Agreement.

Transfers

Under the Voting Trust Agreement, CEG is not entitled to sell, transfer or otherwise dispose of any Voting Trust Shares, except in certain situations, including:

•	a transfer of Voting Trust Shares (i) in a bona fide transaction to any person that is not (a) an affiliate, subsidiary, director, officer, employee, agent or other representative of CEG or (b) a person whose ownership of Voting Trust Shares would result in CEG continuing to be deemed the “beneficial owner” (as such term is used in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) of such Voting Trust Shares (each person in this clause (b), a “CEG Related Person”), (ii) as collateral securing a bona fide debt financing of CEG or any of its affiliates or (iii) pursuant to any foreclosure, bankruptcy or other process as a result of which any lender or agent in respect of any such debt financing takes or transfers title to any Voting Trust Shares pledged pursuant to such debt financing;

•	a transfer of Voting Trust Shares to a CEG Related Person (provided that (i) such Voting Trust Shares will be retained by the Voting Trustee in the Voting Trust and will remain subject to all of the terms and conditions of the Voting Trust Agreement and (ii) such CEG Related Person, as a condition to such transfer, agrees to be bound by the terms of the Voting Trust Agreement);

•	CEG’s election to tender any or all Voting Trust Shares in accordance with the terms of a tender offer;

•	CEG’s election to tender any or all Voting Trust Shares in accordance with the terms of an exchange offer (provided that any voting securities of the Company received in such exchange offer as consideration for such tendered Voting Trust Shares will be retained by the Voting Trustee in the Voting Trust and will be subject to all of the terms and conditions of the Voting Trust Agreement);

•	CEG’s election to exchange Class B units of Clearway Energy LLC for shares of Class C common stock under that certain Third Amended and Restated Exchange Agreement, dated as of April 1, 2026, by and among the Company, Clearway Energy LLC and CEG (each, a “B/C Exchange”), in which case the shares of Class C common stock issued in such B/C Exchange will be delivered directly to CEG as if CEG itself held the Voting Trust Shares;

•	any other acquisition of Voting Trust Shares by the Company or Clearway Energy LLC; or

•	any Share Release (as defined below).

Upon completion of any transfer of Voting Trust Shares permitted under the Voting Trust Agreement (other than a transfer to a CEG Related Person or a pledge of Voting Trust Shares as collateral securing a bona fide debt financing of CEG or any of its affiliates where the beneficiary of such collateral does not have the right to exercise the voting rights of such shares), such Voting Trust Shares will no longer be subject to the terms and conditions of the Voting Trust Agreement.

Notwithstanding the foregoing, under the Voting Trust Agreement, CEG is not entitled to sell, transfer or otherwise dispose of any Voting Trust Shares to any person to the extent that such transfer, together with any other transfers of voting securities of the Company by CEG or any CEG Related Person to such person (but disregarding any other acquisition of voting securities of the Company by such person) would result in such person (and any “group” as that term is used in Rule 13d-3 under the Exchange Act) being transferred by CEG 90% or more of the total voting power of the Company (such number of voting securities that would otherwise be so transferred by CEG equal to the number of voting securities representing 90% or more of the total voting power of the Company, the “Excess Voting Securities”) that would permit such person to effect a merger of the Company pursuant to Section 253 of the Delaware General Corporation Law (the “DGCL”). The foregoing restriction on transfers will not apply if the applicable transferee either (i) agrees to enter into an agreement substantially on the same terms and conditions as the Voting Trust Agreement with respect to the Excess Voting Securities or (ii) otherwise agrees with the Company to not cause a merger of the Company pursuant to Section 253 of the DGCL using and in reliance on the Excess Voting Securities.

Share Issuances; Share Releases

In the event the Company issues additional shares of Class C common stock (other than to CEG or a CEG Related Person) following the Class A Conversion (each such issuance, a “Class C Issuance”), CEG will be entitled to require the Voting Trustee to cause Voting Trust Shares to be released from the Voting Trust to CEG (each such release, a “Class C Issuance Share Release”) in an amount calculated pursuant to a formula set forth in the Voting Trust Agreement, which calculation is intended to cause the total relative voting power that CEG holds in the Company as of immediately following such Class C Issuance and Class C Issuance Share Release to equal the total relative voting power that CEG would have held as of immediately following such Class C Issuance had (i) the Class A Conversion and the filing of the Amended Charter with the Delaware Secretary of State (the “Amended Charter Filing”) not occurred and (ii) the creation of the Voting Trust and the deposit of the initial Voting Trust Shares into the Voting Trust not occurred.

In the event that, following the Class A Conversion, the Company issues additional voting securities (other than shares of Class C common stock) (other than to CEG or a CEG Related Person) or takes any other corporate action affecting the total relative voting power that CEG holds in the Company (each such issuance or corporate action, a “Specified Corporate Action”), CEG will be entitled to require the Voting Trustee to cause Voting Trust Shares to be released from the Voting Trust to CEG (each such release, an “SCA Share Release”) in an amount that would cause the total relative voting power that CEG holds in the Company as of immediately following such Specified Corporate Action and SCA Share Release to equal the total relative voting power that CEG would have held as of immediately following such Specified Corporate Action had (i) the Class A Conversion and the Amended Charter Filing not occurred and (ii) the creation of the Voting Trust and the deposit of the initial Voting Trust Shares into the Voting Trust not occurred.

In the event CEG effects a B/C Exchange following the Class A Conversion, CEG will be entitled to require the Voting Trustee to cause Voting Trust Shares to be released from the Voting Trust to CEG (each such release, a “B/C Exchange Share Release” and, together with a Class C Issuance Share Release and an SCA Share Release, each a “Share Release”) in an amount that would cause the total relative voting power that CEG holds in the Company as of immediately following such B/C Exchange and B/C Exchange Share Release to equal the total relative voting power that CEG would have held at such time had (i) the Class A Conversion and the Amended Charter Filing not occurred, (ii) the creation of the Voting Trust and the deposit of the initial Voting Trust Shares into the Voting Trust not occurred and (iii) the Class B units of Clearway Energy LLC subject to such B/C Exchange been exchanged for shares of Class A common stock rather than shares of Class C common stock (the “Hypothetical Baseline Voting Power”). If (i) as a result of any B/C Exchange, the total relative voting power that CEG holds in the Company as of immediately following such B/C Exchange exceeds the Hypothetical Baseline Voting Power as a result of the cancellation of Voting Trust Shares in connection with such B/C Exchange or (ii) following any B/C Exchange Share Release, CEG sells, transfers or otherwise disposes of (in each case, other than to an affiliate of CEG or as collateral securing a bona fide debt financing of CEG or any of its affiliates (any such transfer or disposition, a “Permitted Transfer”)) shares of Class C common stock (a “Post-B/C Exchange Disposition”), then, in either case, immediately following such B/C Exchange or Post-B/C Exchange Disposition, CEG will be required to deposit into the Voting Trust a number of shares of Class B common stock in an amount that would cause the total voting power that CEG holds in the Company as of immediately following such deposit to equal the total voting power that CEG would have held as of immediately following such B/C Exchange or Post-B/C Exchange Disposition, as applicable, had (i) the Class A Conversion and the Amended Charter Filing not occurred, (ii) the creation of the Voting Trust and the deposit of the initial Voting Trust Shares into the Voting Trust not occurred and (iii) CEG exchanged the applicable Class B units of Clearway Energy LLC in the B/C Exchange for shares of Class A common stock (rather than shares of Class C common stock) and then, in the case of a Post B/C Exchange Disposition, disposed of shares of Class A common stock rather than shares of Class C common stock disposed in such Post-B/C Exchange Disposition (up to (but not exceeding), in the aggregate, the number of shares of Class A common stock assumed to have been received in exchange for Class B units of Clearway Energy LLC pursuant to the immediately preceding clause (iii) in respect of the related B/C Exchange). In addition, if, following a Permitted Transfer, any shares of Class C common stock included in the Permitted Transfer are transferred to any person other than pursuant to a Permitted Transfer, CEG will be required to deposit into the Voting Trust shares of Class B common stock as if such shares of Class C common stock were transferred in a Post-B/C Exchange Disposition.

Upon completion of any Share Release, any Voting Trust Shares so released from the Voting Trust will no longer be subject to the terms and conditions of the Voting Trust Agreement.

Term; Termination

The Voting Trust is irrevocable by CEG and will terminate only upon the earliest to occur of (i) an event constituting a change of control of the Company, (ii) the dissolution or liquidation of the Company or (iii) the time at which no Voting Trust Shares remain in the Voting Trust.

The foregoing description of the Voting Trust Agreement is a summary only and is qualified in its entirety by reference to, and should be read in conjunction with, the full text of the Voting Trust Agreement, a copy of which is attached as Exhibit 9.1 to this Current Report on Form 8-K (this “Form 8-K”) and is incorporated herein by reference.

Fifth Amended and Restated Limited Liability Company Agreement of Clearway Energy LLC

In connection with the Class A Conversion, on May 1, 2026, the Company and CEG amended and restated the Fourth Amended and Restated Limited Liability Company Agreement of Clearway Energy LLC, a direct subsidiary of the Company, by entering into a Fifth Amended and Restated Limited Liability Company Agreement of Clearway Energy LLC (the “Amended Clearway LLC Agreement”). Under the Amended Clearway LLC Agreement, each outstanding Class A unit of Clearway Energy LLC converted into one Class C unit of Clearway Energy LLC, effective as of the Class A Conversion Time. As a result of such conversion, Clearway Energy LLC no longer has any Class A units.

The foregoing description of the Amended Clearway LLC Agreement is a summary only and is qualified in its entirety by reference to, and should be read in conjunction with, the full text of the Amended Clearway LLC Agreement, a copy of which is attached as Exhibit 4.1 to this Form 8-K and is incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders.

Amended Charter

As described in the disclosure set forth above in Item 1.01 of this Form 8-K, which is incorporated by reference into this Item 3.03, on April 29, 2026, the stockholders of the Company approved the Amended Charter at the Annual Meeting. Following receipt of stockholder approval at the Annual Meeting, on April 29, 2026, the Amended Charter was filed with the Delaware Secretary of State and became effective.

Under the Amended Charter, the Class A Conversion occurred automatically at the Class A Conversion Time. In addition, the Amended Charter (i) provided that, from and after the Class A Conversion, the Company did not have authority to issue or reissue shares of Class A common stock, (ii) provided that, upon the Class A Conversion, certain provisions of the Amended Charter relating to the Class A common stock were deemed to have no further force or effect, including provisions defining the rights of holders of shares of Class A common stock (including provisions regarding voting rights, dividends and distributions and the transferability of Class A common stock) and obsolete provisions pertaining to certain rights of holders of shares of Class C common stock in relation to the Class A common stock, (iii) reduced the total number of authorized shares of Class A common stock from 500,000,000 to 34,613,853, (iv) reduced the total number of authorized shares of capital stock of the Company from 3,010,000,000 to 2,544,613,853 and (v) effected certain other non-substantive updates, including ministerial and conforming changes and updates to certain other historical matters.

Certificate of Retirement

Following the Class A Conversion, on May 1, 2026, the Company filed with the Delaware Secretary of State a certificate of retirement pursuant to Section 243 of the DGCL (the “Certificate of Retirement”) to retire all shares of Class A common stock converted in the Class A Conversion, which also had the effect of amending the Amended Charter to (i) reduce the total number of authorized shares of Class A common stock from 34,613,853 to zero, (ii) reduce the total number of authorized shares of capital stock of the Company from 2,544,613,853 to 2,510,000,000 and (iii) eliminate from the Amended Charter all references to the Class A common stock (collectively, the “Class A Retirement”).

Restated Certificate of Incorporation

Following the filing of the Certificate of Retirement with the Delaware Secretary of State, on May 1, 2026, the Company filed with the Delaware Secretary of State a Restated Certificate of Incorporation of the Company (the “Restated Charter”), which restated and integrated (but did not further amend) the Amended Charter to reflect the Class A Retirement.

Certain Effects of the Amended Charter, the Restated Charter and the Class A Conversion

The Amended Charter, the Restated Charter and the Class A Conversion had the following effects, among others, on the holders of the Company’s common stock:

Voting Power

Prior to the Class A Conversion, (i) holders of formerly outstanding shares of Class A common stock were entitled to cast one vote per share with respect to each matter presented to the Company’s stockholders on which the holders of such shares were entitled to vote and (ii) holders of Class C common stock were entitled to cast 1/100th of one vote with respect to each matter presented to the Company’s stockholders on which the holders of such shares were entitled to vote. Holders of the formerly outstanding shares of Class A common stock received shares of Class C common stock in the Class A Conversion and, accordingly, are now entitled to cast 1/100th of one vote per share with respect to each matter presented to the Company’s stockholders on which the holders of Class C common stock are entitled to vote. Neither the Amended Charter nor the Class A Conversion had any impact on the voting rights of the Class B common stock, Class C common stock or Class D common stock.

As of immediately following the Class A Conversion, and after giving effect to the terms of the Voting Trust Agreement, (i) the outstanding Class B common stock represented approximately 39.48% of the total voting power of the Company’s outstanding common stock, (ii) the outstanding Class C common stock represented approximately 45.12% of the total voting power of the Company’s outstanding common stock (with holders of formerly outstanding shares of Class A common stock holding approximately 12.89% of the total voting power of the Company’s outstanding common stock) and (iii) the outstanding Class D common stock represented approximately 15.40% of the total voting power of the Company’ outstanding common stock.

Economic Interests

Neither the Amended Charter nor the Class A Conversion had any impact on the economic interests of the Company’s stockholders, including with regard to dividends and liquidation rights. Because the former Class A common stock and the Class C common stock were, prior to the Class A Conversion, both entitled to receive dividends as and when declared by the Company, following the Class A Conversion, holders of formerly outstanding shares of Class A common stock whose shares were converted to shares of Class C common stock remain eligible to receive any dividends declared by the Company on the same basis on which they would have received dividends had the Class A Conversion not occurred.

Capitalization

Neither the Amended Charter nor the Class A Conversion had any impact on the total issued and outstanding shares of common stock of the Company. As a result of the filing of the Amended Charter, the Certificate of Retirement and the Restated Charter, the Class A common stock was eliminated as a separately authorized class of common stock of the Company, and the total number of authorized shares of common stock of the Company was reduced to 2,510,000,000. However, neither the Amended Charter nor the Class A Conversion had any impact on the number of authorized shares of Class B common stock, Class C common stock, Class D common stock or preferred stock.

NYSE Listing

Following the Class A Conversion, the Class A common stock, which previously traded on the New York Stock Exchange (the “NYSE”) under the symbol “CWEN.A”, was suspended prior to the opening of the NYSE on May 1, 2026. The Class C common stock (including the shares of Class C common stock that were received in the Class A Conversion) continues to trade on the NYSE under the symbol “CWEN”.

CUSIP Number

The Class C common stock (including the shares of Class C common stock that were received in the Class A Conversion) will maintain the same CUSIP number previously assigned to the Class C common stock.

Securities Act; Resale of Common Stock

The Company relied on Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”), to exempt the issuance of shares of Class C common stock resulting from the Class A Conversion from the registration requirements of the Securities Act. Under that exemption, when securities are exchanged for other securities of an issuer, the securities received assume the character of the exchanged securities for purposes of the Securities Act. The formerly outstanding shares of Class A common stock that were converted to shares of Class C common stock in the Class A Conversion were issued in an offering registered, or were otherwise registered, under the Securities Act and therefore were not subject to resale restrictions (other than any such shares that were held by the Company’s affiliates or that constituted restricted securities). Accordingly, shares of Class C common stock issued as a result of the Class A Conversion may be sold in the same manner as the formerly outstanding shares of Class A common stock may have been sold prior to the Class A Conversion. The Company’s affiliates and holders of any shares of Class C common stock (including the shares of Class C common stock that were received in the Class A Conversion) that constitute restricted securities will continue to be subject to the restrictions specified in Rule 144 under the Securities Act.

Equity Incentive Plans

Upon the Class A Conversion, outstanding options, restricted stock units, performance stock units, deferred stock units, dividend equivalent rights and other equity incentive awards issued under any of the Company’s equity incentive plans that formerly represented the right to receive, or were formerly denominated in, shares of Class A common stock, if any, remained unchanged, except that, following the Class A Conversion, they represent the right to receive, or are denominated in, shares of Class C common stock rather than shares of Class A common stock.

The foregoing description of the Class A Conversion, the Amended Charter, the Certificate of Retirement and the Restated Charter is a summary only and is qualified in its entirety by reference to, and should be read in conjunction with, the full text of the Amended Charter, the Certificate of Retirement and the Restated Charter, copies of which are attached as Exhibit 3.1, Exhibit 3.2 and Exhibit 3.3, respectively, to this Form 8-K and are incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

     The disclosures set forth above in Item 3.03 of this Form 8-K relating to the Certificate of Retirement and the Restated Charter are also responsive to Item 5.03 of this Form 8-K and are incorporated by reference into this Item 5.03.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on April 29, 2026. Set forth below are the final voting results for each of the proposals submitted to a vote of the stockholders at the Annual Meeting.

(a)	Proposal 1 – Election of eleven directors

Name	Votes For	Votes Against	Broker Non-Votes
Nathaniel Anschuetz	60,907,581	7,806,231	3,941,956
Jonathan Bram	59,305,106	9,408,706	3,941,956
Craig Cornelius	61,358,968	7,354,844	3,941,956
Brian R. Ford	61,071,894	7,641,918	3,941,956
Paige Goodwin	60,945,854	7,767,958	3,941,956
Olivier Jouny	58,583,490	10,130,322	3,941,956
Jennifer Lowry	61,552,797	7,161,015	3,941,956
Bruce MacLennan	60,913,824	7,799,988	3,941,956
Daniel B. More	56,903,704	11,810,108	3,941,956
E. Stanley O’Neal	67,838,180	875,632	3,941,956
Marc-Antoine Pignon	60,831,757	7,882,055	3,941,956

With respect to the foregoing Proposal 1, all eleven directors were elected and each received a plurality of the votes cast at the Annual Meeting.

(b)	Proposal 2 – Advisory vote on the Company’s executive compensation

Votes For	Votes Against	Abstentions	Broker Non-Votes
67,868,771	639,847	205,194	3,941,956

The foregoing Proposal 2 was approved.

(c) Proposal 3 – Ratification of the Appointment of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for the 2026 fiscal year

Votes For	Votes Against	Abstentions
72,281,255	314,095	60,418

The foregoing Proposal 3 was approved.

(d) Proposal 4 – Approval of the Amended Charter to effect the Class A Conversion and update certain other historical matters

Approval of the Amended Charter required the affirmative vote of (i) 66 2/3% of the combined voting power of the shares of the Company’s common stock outstanding and entitled to vote on the Amended Charter and (ii) a majority in voting power of the shares of Class A common stock outstanding and entitled to vote on the Amended Charter.

The final voting results of the shares of the Company’s common stock were as follows:

Votes For	Votes Against	Abstentions
65,102,259	3,450,376	161,177

The final voting results of the shares of Class A common stock were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
21,382,675	3,333,961	158,837	3,845,134

The foregoing Proposal 4 was approved.

Item 7.01	Regulation FD Disclosure.

On April 29, 2026, the Company issued a press release announcing that its stockholders had approved each of the proposals submitted to a vote of the stockholders at the Annual Meeting, including the Amended Charter, and related matters. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

The information furnished in this Item 7.01, including the attached exhibit, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filings under the Securities Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits

Exhibit Number	Document

3.1	Fifth Amended and Restated Certificate of Incorporation of Clearway Energy, Inc. (incorporated herein by reference to Exhibit 3.1 to the Company’s Registration Statement on Form 8-A/A filed on April 29, 2026 (File No. 001-36002)).
3.2	Certificate of Retirement of Class A Common Stock of Clearway Energy, Inc.
3.3	Restated Certificate of Incorporation of Clearway Energy, Inc.
4.1	Fifth Amended and Restated Limited Liability Company Agreement of Clearway Energy LLC, dated as of May 1, 2026, by and between Clearway Energy, Inc. and Clearway Energy Group LLC.
9.1†	Voting Trust Agreement, dated as of April 29, 2026, by and between Clearway Energy Group LLC and Wilmington Trust, National Association, as voting trustee thereunder (incorporated herein by reference to Exhibit 9.1 to the Company’s Registration Statement on Form 8-A/A filed on April 29, 2026 (File No. 001-36002)).
99.1	Press Release, dated April 29, 2026.
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

† Schedules and similar attachments to this Exhibit have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the U.S. Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Clearway Energy, Inc.

By:	/s/ Kevin P. Malcarney
Kevin P. Malcarney
Executive Vice President, General Counsel and Corporate Secretary

Date: May 1, 2026